                                POLARIS PLUS LOGO

                                VARIABLE ANNUITY


THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE POLARIS PLUS VARIABLE ANNUITY. THE ANNUITY IS MORE FULLY DESCRIBED IN THE PROSPECTUS. PLEASE READ THE PROSPECTUS CAREFULLY.

                                January 29, 1999


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                1. THE POLARIS PLUS VARIABLE ANNUITY
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The Polaris Plus Variable Annuity is issued by Anchor National Life Insurance
Company ("Anchor National") to Participants in certain employer sponsored retirement plans qualified subject to Section 403(b) of the Internal Revenue Code (the "IRC"). An annuity qualified under Section 403(b) of the IRC is also known as a tax sheltered annuity ("TSA"). It is designed to help you invest to meet long-term financial goals, such as retirement funding. A TSA allows you to invest money on which you have not already paid taxes and your earnings grow tax deferred. In addition to a wide range of underlying investment options, a variable annuity provides a guaranteed death benefit and an option to receive income for your lifetime.

Polaris Plus offers a diverse selection of money managers and investment options. You may divide your money among any or all of our 26 variable investment portfolios and 5 fixed account options. Your investment is not guaranteed. The value of your Polaris Plus contract can fluctuate up or down, based on the performance of the underlying investments you select. You may experience a loss.

The variable investment portfolios offer professionally managed investment choices with goals ranging from capital preservation to aggressive growth. Your choices for the various investment options are found on the next page.

The contract also offers 5 fixed account options, for different time periods. Each may have a different interest rate. Interest rates are guaranteed by Anchor National.

Like most annuities, the contract has an accumulation phase and an income phase. During the accumulation phase, you invest money in your contract. Your earnings are based on the investment performance of the variable investment Portfolios to which your money is allocated and/or the interest rate(s) earned on the fixed account option(s) in which you invest. Subject to certain IRC restrictions you may withdraw money from your contract during the accumulation phase. However, as with other tax-deferred investments, your ability to withdraw money is restricted and you will pay taxes on earnings and untaxed contributions when you withdraw them. A federal tax penalty may apply if you make withdrawals before age 59 1/2.

During the income phase, you receive income payments from your annuity. Among other factors, the amount of money you are able to accumulate in your contract during the accumulation phase will affect the amount of your income payments during the income phase.
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                       2. INCOME OPTIONS
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You can select from one of five income options:

   (1) payments for your lifetime;
   (2) payments for your lifetime and your survivor's lifetime;
   (3) payments for your lifetime and your survivor's lifetime, but for not less than 10 or 20 years;
   (4) payments for your lifetime, but for not less than 10, 15 or 20 years; and
   (5) payments for a specified period of 5 to 30 years.

You will also need to decide when your income payments begin and if you want your income payments to fluctuate with investment performance or remain constant. Once you begin receiving income payments, you cannot change your income option.

For contracts which are part of a qualified retirement Plan (including those issued under IRC Section 403(b)) funded with money on which you had not paid taxes, the entire income payment is generally taxable as income. In addition, under certain qualified contracts your income option may not exceed your life expectancy.

If your contract is part of a non-qualified retirement plan (one that is established with after tax dollars), payments during the Income Phase are considered partly a return of your original investment. The "original investment" part of each payment is not taxable as income.


In addition to the above income options, you may also enroll in the Income Protector program which provides a minimum retirement income guarantee, subject to the provisions thereof.


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                 3. PURCHASING A POLARIS PLUS VARIABLE
                            ANNUITY CONTRACT
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You can buy a contract with money from a direct transfer or a direct rollover from an existing retirement plan or by establishing a salary reduction agreement with your employer.

For qualified contracts issued under IRC Section 403(b) there is no minimum initial purchase payment if you establish a salary reduction agreement with your employer. If you fund a contract through a direct transfer or direct rollover only, the minimum initial purchase payment is $2,000.

For Non-qualified contracts, the minimum initial purchase payment is $5,000 and subsequent amounts of $500 or more may be added to your contract at any time during the Accumulation Phase.

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                             4. INVESTMENT OPTIONS
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You may allocate money to the following variable investment Portfolios of the
Anchor Series Trust and/or the SunAmerica Series Trust:

ANCHOR SERIES TRUST
  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
      - Capital Appreciation Portfolio
      - Growth Portfolio
      - Government and Quality Bond Portfolio

SUNAMERICA SERIES TRUST
  MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
      - Global Equities Portfolio
      - Alliance Growth Portfolio
      - Growth-Income Portfolio
  MANAGED BY DAVIS SELECTED ADVISERS, L.P.
      - Venture Value Portfolio
      - Real Estate Portfolio
  FIRST AMERICAN ASSET MANAGEMENT
      - Equity Income Portfolio
      - Equity Index Portfolio
      - Small Company Value Portfolio
  MANAGED BY FEDERATED INVESTORS
      - Federated Value Portfolio
      - Utility Portfolio
      - Corporate Bond Portfolio
  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT/
  GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
      - Asset Allocation Portfolio
      - Global Bond Portfolio
  MANAGED BY MORGAN STANLEY ASSET MANAGEMENT INC.
      - International Diversified Equities Portfolio
      - Worldwide High Income Portfolio
  MANAGED BY PUTNAM INVESTMENT MANAGEMENT, INC.
      - Putnam Growth Portfolio
      - International Growth and Income Portfolio
      - Emerging Markets Portfolio
  MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
      - Aggressive Growth Portfolio
      - "Dogs" of Wall Street Portfolio
      - SunAmerica Balanced Portfolio
      - High-Yield Bond Portfolio
      - Cash Management Portfolio

You may also allocate money to the 1, 3 and 5 year market value adjustment ("MVA") fixed account options and, under certain circumstances, the 6-month and 1-year Dollar Cost Averaging ("DCA") fixed account options. (The 6-month DCA fixed account may not yet be available in your state. Please contact your financial representative for more information.)

Your contract value will be adjusted up or down for withdrawals or transfers from the 1, 3 and 5 year MVA fixed account options prior to the end of the guarantee period. The interest rates applicable for these fixed account options may differ from time to time, however, we will never credit less than a 3% annual effective rate. Once established, the rate will not change during the selected period.
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                                  5. EXPENSES
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We deduct insurance charges which equal 1.25% annually of the average daily value of your contract allocated to the variable portfolios.


As with other professionally managed investments, there are also investment charges imposed on contracts with money allocated to the variable portfolios. We estimate these fees to range from .55 to 1.90.


If you take money out of your contract, you may be assessed a withdrawal charge which is a percentage of purchase payments based on the number of years the withdrawn purchase payments have been invested in the contract. The percentage declines over the time the money is in the contract. The applicable withdrawal charge schedule also varies dependent upon your employment status at the time of contract issue.

SEPARATED FROM SERVICE AT TIME OF ISSUE
(SCHEDULE A)

-----------------------------------------------------------------------------
         Year              1        2        3        4        5        6
-----------------------------------------------------------------------------
 WITHDRAWAL CHARGE         6%       6%       5%       5%       4%       0%
-----------------------------------------------------------------------------

EMPLOYED AT TIME OF ISSUE (SCHEDULE B)

--------------------------------------------------------------------------------------
         Year              1        2        3        4        5        6        7
--------------------------------------------------------------------------------------
 WITHDRAWAL
 CHARGE                    6%       6%       5%       5%       4%       4%       0%
--------------------------------------------------------------------------------------

Each year, you are allowed to make 15 transfers without charge. After your first 15 free transfers, a $25 transfer fee ($10 in Pennsylvania and Texas) applies to each subsequent transfer.

In a limited number of states, you may also be assessed a state premium tax of up to 3.5%, depending upon the state.

The following charts are designed to help you understand the charges in your contract. The column "Total Annual Charges" shows the total of the 1.25% insurance charges and the investment charges for each variable portfolio.

The next two columns show two examples of the charges you would pay under the contract. The examples assume that you invested $1,000 in a contract which earns 5% annually and that you withdraw your money: (1) at the end of year 1, and (2) at the end of year 10. The premium tax is assumed to be 0% in both examples.

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                                                                                               EXAMPLES:
                                       TOTAL ANNUAL         TOTAL ANNUAL                     TOTAL EXPENSES   TOTAL EXPENSES
                                        INSURANCE            INVESTMENT       TOTAL ANNUAL     AT END OF        AT END OF
   ANCHOR SERIES TRUST PORTFOLIO         CHARGES              CHARGES           CHARGES          1 YEAR          10 YEARS
----------------------------------------------------------------------------------------------------------------------------
Capital Appreciation                      1.25%                 .68%             1.93%            $ 80             $225
Growth                                    1.25%                 .75%             2.00%            $ 80             $233
Government and Quality Bond               1.25%                 .67%             1.92%            $ 79             $224
----------------------------------------------------------------------------------------------------------------------------
SUNAMERICA SERIES TRUST PORTFOLIO
Emerging Markets*                         1.25%                1.90%             3.15%            $ 92             $346
International Diversified Equities        1.25%                1.26%             2.51%            $ 85             $285
Global Equities                           1.25%                 .88%             2.13%            $ 82             $246
International Growth and Income*          1.25%                1.46%             2.71%            $ 87             $304
Aggressive Growth*                        1.25%                 .83%             2.08%            $ 81             $241
Small Company Value*                      1.25%                1.40%             2.65%            $ 87             $298
Real Estate*                              1.25%                 .95%             2.20%            $ 82             $253
Putnam Growth                             1.25%                 .86%             2.11%            $ 81             $244
Alliance Growth                           1.25%                 .64%             1.89%            $ 79             $221
"Dogs" of Wall Street*                    1.25%                 .85%             2.10%            $ 81             $243
Venture Value                             1.25%                 .75%             2.00%            $ 80             $233
Federated Value*                          1.25%                 .83%             2.08%            $ 81             $241
Growth-Income                             1.25%                 .60%             1.85%            $ 79             $217
Equity Index*                             1.25%                 .55%             1.80%            $ 78             $212
Utility*                                  1.25%                1.01%             2.26%            $ 83             $260
Equity Income*                            1.25%                 .95%             2.20%            $ 82             $253
Asset Allocation                          1.25%                 .64%             1.89%            $ 79             $221
SunAmerica Balanced*                      1.25%                 .78%             2.03%            $ 81             $236
Worldwide High Income                     1.25%                1.08%             2.33%            $ 84             $267
High-Yield Bond                           1.25%                 .69%             1.94%            $ 80             $226
Corporate Bond                            1.25%                 .77%             2.02%            $ 81             $235
Global Bond                               1.25%                 .85%             2.10%            $ 81             $243
Cash Management                           1.25%                 .58%             1.83%            $ 79             $215
----------------------------------------------------------------------------------------------------------------------------

* For these Portfolios, the adviser, SunAmerica Asset Management Corp., has voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep operating expenses at or below an established maximum amount. All waivers or reimbursements may be terminated at any time. For more detailed information, see Fee Tables and Examples in the prospectus.

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                                    6. TAXES
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Unlike taxable investments where earnings are taxed in the year they are earned, taxes on amounts contributed to and earned in a qualified contract (one purchased with before-tax dollars, like a TSA), are taxable when withdrawn. In a non-qualified contract (one that is purchased with after-tax dollars) taxes on amounts earned are taxed upon withdrawal.

You may be subject to a 10% federal tax penalty for distributions or withdrawals before age 59 1/2.

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                            7. ACCESS TO YOUR MONEY
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During the accumulation phase withdrawals from your contract may be limited by the IRC, any applicable employer plan and this contract. Contracts issued pursuant to Section 403(b) of the IRC are subject to specific withdrawal restrictions. SEE ACCESS TO YOUR MONEY ON PAGE 12 for details regarding restrictions applicable to withdrawals.


Under this contract, certain types of withdrawals are subject to a withdrawal charge if taken within the first five or six years a purchase payment has been in the contract. We determine the exact schedule of withdrawal charges based on your employment status as of the date of the contract issue. Some types of withdrawals may be exempt from these Company imposed withdrawal charges. SEE EXPENSES ON PAGE 13 for details regarding possible withdrawal charge exceptions.


In all cases after your tenth Contract anniversary, Company imposed withdrawal charges no longer apply. However, the IRC or any applicable Plan may still impose restrictions on withdrawals at that point in time.

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                                 8. PERFORMANCE
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The value of your contract will fluctuate depending upon the investment performance of the portfolio(s) you choose.

When you invest in the Polaris Plus Variable Annuity, your money is actually invested in the underlying portfolios of the Anchor Series Trust and/or the SunAmerica Series Trust. These trusts are older than the annuity itself and have served as underlying investments for other variable annuity contracts. Some of the advertised historical performance for this annuity will be derived from the performance of the corresponding portfolios of the trusts modified to reflect the charges and expenses associated with this contract, as if this contract had been in existence during the time period advertised. Of course, past performance does not guarantee future results.

As of the date of this prospectus, the sale of this contract has not yet begun. Therefore, no performance is presented here.

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                                9. DEATH BENEFIT
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If you should die during the accumulation phase, your beneficiary will receive a death benefit. The death benefit will be the greater of:

     1. Total purchase payments minus total withdrawals at the time we receive satisfactory proof of death, or;

     2. The contract value at the time we receive satisfactory proof of death.

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                             10. OTHER INFORMATION
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FREE LOOK: You may cancel your contract within ten days (or longer if required by your state) by mailing it to our Annuity Service Center. Your contract will be treated as void on the date we receive it and we will pay you an amount equal to the value of your contract on the date (unless otherwise required by state law). Its value may be more or less than the money you initially invested.

ASSET ALLOCATION REBALANCING: If selected by you, this program maintains your specified allocation mix in the variable investment portfolio by readjusting your money on a calendar quarterly, semiannual or annual basis.

SYSTEMATIC WITHDRAWAL PROGRAM: If selected by you, this program allows you to receive either monthly, quarterly, semiannual or annual checks during the accumulation phase. Systematic withdrawals may also be electronically transferred to your bank account. Of course, withdrawals may be subject to a withdrawal charge and a 10% federal tax penalty may apply if you are under age 59 1/2. This program is not available if you are not eligible to make withdrawals under the IRC or an applicable employer plan.

DOLLAR COST AVERAGING: If selected by you, this program allows you to invest gradually in the variable portfolios from any of the variable investment portfolios, the 1-year MVA fixed account option, and under certain circumstances the 6-month or the 1-year DCA fixed account options.

CONFIRMATIONS AND QUARTERLY STATEMENTS: You will receive a confirmation of each transaction within your contract. On a quarterly basis, you will receive a complete statement of your transactions over the past quarter and a summary of your account values.

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                                 11. INQUIRIES
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                ----------------------------------------------------------------

If you have questions about your contract or need to make changes, call your financial representative or contact us at:

      Anchor National Life Insurance Company
      Annuity Service Center
      P.O. Box 54299
      Los Angeles, California 90054-0299
      Toll Free Telephone Number: 877-999-9205

If money accompanies your correspondence, you should direct it to:

      Anchor National Life Insurance Company
      P.O. Box 100330
      Pasadena, California 91189-0001

                               POLARIS PLUS LOGO

                                VARIABLE ANNUITY


                                   PROSPECTUS

                                JANUARY 29, 1999



Please read this prospectus carefully         FLEXIBLE PAYMENT GROUP AND INDIVIDUAL DEFERRED ANNUITY
before investing and keep it for              CONTRACTS
future reference. It contains                    issued by
important information about the               ANCHOR NATIONAL LIFE INSURANCE COMPANY
Polaris Plus Variable Annuity.                   in connection with
                                              VARIABLE ANNUITY ACCOUNT SEVEN
To learn more about the annuity               The annuity has 31 investment choices - 5 fixed account
offered by this prospectus, obtain a          options and 26 variable investment Portfolios listed below.
copy of the Statement of Additional           The 5 fixed account options include market value adjustment
Information ("SAI") dated January 29,         fixed accounts for specified periods of 1, 3, and 5 years.
1999. The SAI is on file with the             In addition there are 2 Dollar Cost Averaging Accounts for
Securities and Exchange Commission            6-month and 1-year periods. The 26 variable investment
("SEC") and is incorporated by                portfolios are part of the Anchor Series Trust or the
reference into this prospectus. The           SunAmerica Series Trust.
Table of Contents of the SAI appears
on page 22 of this prospectus. For a          ANCHOR SERIES TRUST:
free copy of the SAI, call us at              MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
(877) 999-9205 or write to us at our          - Capital Appreciation Portfolio
Annuity Service Center, P.O. Box              - Growth Portfolio
54299, Los Angeles, California                - Government and Quality Bond Portfolio
90054-0299.
                                              SUNAMERICA SERIES TRUST:
In addition, the SEC maintains a              MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
website (http://www.sec.gov) that             - Global Equities Portfolio
contains the SAI, materials                   - Alliance Growth Portfolio
incorporated by reference and other           - Growth-Income Portfolio
information filed electronically with         MANAGED BY DAVIS SELECTED ADVISERS, L.P.
the SEC by Anchor National.                   - Venture Value Portfolio
                                              - Real Estate Portfolio
ANNUITIES INVOLVE RISKS, INCLUDING            MANAGED BY FEDERATED INVESTORS
POSSIBLE LOSS OF PRINCIPAL. ANNUITIES         - Federated Value Portfolio
ARE NOT A DEPOSIT OR OBLIGATION OF,           - Utility Portfolio
OR GUARANTEED OR ENDORSED BY, ANY             - Corporate Bond Portfolio
BANK. THEY ARE NOT FEDERALLY INSURED          MANAGED BY FIRST AMERICAN ASSET MANAGEMENT
BY THE FEDERAL DEPOSIT INSURANCE              - Equity Income Portfolio
CORPORATION, THE FEDERAL RESERVE              - Equity Index Portfolio
BOARD OR ANY OTHER AGENCY.                    - Small Company Value Portfolio
                                              MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT/
                                              GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
                                              - Asset Allocation Portfolio
                                              - Global Bond Portfolio
                                              MANAGED BY MORGAN STANLEY ASSET MANAGEMENT
                                              - International Diversified Equities Portfolio
                                              - Worldwide High Income Portfolio
                                              MANAGED BY PUTNAM INVESTMENT MANAGEMENT, INC.
                                              - Putnam Growth Portfolio
                                              - International Growth and Income Portfolio
                                              - Emerging Markets Portfolio
                                              MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
                                              - Aggressive Growth Portfolio
                                              - "Dogs" of Wall Street Portfolio
                                              - SunAmerica Balanced Portfolio
                                              - High-Yield Bond Portfolio
                                              - Cash Management Portfolio



       THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
            AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE
                ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION

                              TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                               TABLE OF CONTENTS
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
 GLOSSARY.............................................     3

 FEE TABLES...........................................     4
 Owner Transaction Expenses...........................     4
 The Income Protector Expense.........................     4
 Annual Separate Account Expenses.....................     4
 Portfolio Expenses...................................     4

 EXAMPLES.............................................     5

 THE POLARIS PLUS VARIABLE ANNUITY....................     7

 PURCHASING A POLARIS PLUS VARIABLE ANNUITY...........     7
 Allocation of Purchase Payments......................     7
 Accumulation Units...................................     8
 Free Look............................................     8

 INVESTMENT OPTIONS...................................     8
 Variable Portfolios..................................     8
     Anchor Series Trust..............................     8
     SunAmerica Series Trust..........................     8
 Fixed Account Options................................     9
 Market Value Adjustment ("MVA")......................     9
 Transfers During the Accumulation Phase..............    10
 Dollar Cost Averaging ("DCA")........................    10
 Asset Allocation Rebalancing.........................    11
 Voting Rights........................................    11
 Substitution.........................................    12

 ACCESS TO YOUR MONEY.................................    12
 Withdrawal Restrictions..............................    12
 Systematic Withdrawal Program........................    12
 Loans................................................    13
 Minimum Contract Value...............................    13

 DEATH BENEFIT........................................    13

 EXPENSES.............................................    13
 Insurance Charges....................................    13
 Withdrawal Charges...................................    14
 Exceptions to Withdrawal Charge......................    14
 Investment Charges...................................    14
 Transfer Fee.........................................    14
 Premium Tax..........................................    14
 Income Taxes.........................................    14
 Reduction or Elimination of Charges and Expenses, and
   Additional Amounts Credited........................    14
 INCOME OPTIONS.......................................    15
 Annuity Date.........................................    15
 Income Options.......................................    15
 Fixed or Variable Income Payments....................    16
 Income Payments......................................    16
 Transfers During the Income Phase....................    16
 Deferment of Payments................................    16
 The Income Protector.................................    16

 TAXES................................................    18
 Annuity Contracts in General.........................    18
 Tax Treatment of Distributions -
   Qualified Contracts................................    19
 Section 403(b) Plans.................................    19
 Tax Treatment of Distributions -
   Non-Qualified Contracts............................    19
 Minimum Distributions................................    19
 Diversification......................................    19

 PERFORMANCE..........................................    20

 OTHER INFORMATION....................................    20
 The Separate Account.................................    20
 The General Account..................................    20
 Distribution of the Contract.........................    20
 Administration.......................................    21
 Year 2000............................................    21
 Legal Proceedings....................................    21
 Custodian............................................    22
 Additional Information...............................    22

 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL
 INFORMATION..........................................    22

 APPENDIX A -- PREMIUM TAXES..........................   A-1

 APPENDIX B -- MARKET VALUE ADJUSTMENT................   B-1

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                                    GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

ACCUMULATION PHASE - The period during which you invest money in your contract.

ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT(S) - The person(s) on whose life (lives) we base annuity payments. For a contract issued pursuant to IRC Section 403(b), the Participant must be the Annuitant.

ANNUITY DATE - The date on which annuity payments are to begin, as selected by you.

ANNUITY UNITS - A measurement we use to calculate the mount of annuity payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY (IES) - The person(s) designated to receive any benefits under the contract if you or the Annuitant dies.

COMPANY - Anchor National Life Insurance Company, Anchor National, We, Us, the insurer that issues this contract.

CONTRACT - The variable annuity contract issued by Anchor National Life Insurance Company ("Anchor National"). This includes any applicable group master contract, certificate and endorsement.

CONTRACTHOLDER - The party named as the Contractholder on the annuity Contract issued by Anchor National. The Contractholder may be an Employer, a retirement plan trust, an association or any other entity allowed under the law.

EMPLOYER - The organization specified in the Contract which offers the Plan to its employees.

INCOME PHASE - The period during which we make annuity payments to you.

IRC - The Internal Revenue Code of 1986, as amended, and all regulations thereto.

IRS - The Internal Revenue Service.

NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

PARTICIPANT - An employee or other person affiliated with the Contractholder on whose behalf an account is maintained under the terms of the Contract.

PLAN - A retirement program offered by an Employer to its employees for which a Contract is used to accumulate funds.

PURCHASE PAYMENTS - The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.

QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

TRUSTS - Refers to the Anchor Series Trust and the SunAmerica Series Trust collectively.

TSA - A tax sheltered annuity, one issued in accordance with the provisions of
Section 403(b) of the IRC.

VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Portfolio has its own investment objective and is invested in the underlying investments of the Anchor Series Trust or the SunAmerica Series Trust.

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                                   FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OWNER TRANSACTION EXPENSES
WITHDRAWAL CHARGE (AS A PERCENTAGE OF PURCHASE PAYMENTS)

   YEARS:       1     2     3     4     5     6     7
Schedule A*      6%  6  %  5  %  5  %  4  %  0  %    0%
Schedule B**     6%  6  %  5  %  5  %  4  %  4  %    0%

 * This Withdrawal Charge schedule applies to participants who are separated from service at the time of contract issue.
** This Withdrawal Charge schedule applies to all other participants.
THE INCOME PROTECTOR EXPENSE

(THE INCOME PROTECTOR PROGRAM IS OPTIONAL AND IF ELECTED THE APPROPRIATE FEE IS DEDUCTED ANNUALLY FROM CONTRACT VALUE)



         THE INCOME PROTECTOR             FEE AS A PERCENTAGE OF YOUR
             ALTERNATIVES                     INCOME BENEFIT BASE
         --------------------             ---------------------------
Income Protector Plus..................              .15%
Income Protector Max...................              .30%


ANNUAL SEPARATE ACCOUNT EXPENSES
(AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE)

  Mortality and Expense Risk Charge Insurance Charge......  1.25%
                                                            -----
      TOTAL SEPARATE ACCOUNT EXPENSES                       1.25%
                                                            =====

                               PORTFOLIO EXPENSES

                              ANCHOR SERIES TRUST
(AS A PERCENTAGE OF AVERAGE NET ASSETS FOR THE TRUST'S TWELVE-MONTH PERIOD ENDED
                               NOVEMBER 30, 1998)

                                                              MANAGEMENT         OTHER        TOTAL ANNUAL
                         PORTFOLIO                                FEE          EXPENSES         EXPENSES
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Capital Appreciation                                              .64%            .04%             .68%
-----------------------------------------------------------------------------------------------------------
Growth                                                            .70%            .05%             .75%
-----------------------------------------------------------------------------------------------------------
Government and Quality Bond                                       .61%            .06%             .67%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

                            SUNAMERICA SERIES TRUST
(AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER REIMBURSEMENT OR WAIVER OF EXPENSES
                       FOR THE TRUST'S FISCAL YEAR ENDED
                               NOVEMBER 30, 1998)

                                                              MANAGEMENT         OTHER        TOTAL ANNUAL
                         PORTFOLIO                                FEE          EXPENSES         EXPENSES
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Emerging Markets***                                              1.25%            .65%            1.90%
-----------------------------------------------------------------------------------------------------------
International Diversified Equities                               1.00%            .26%            1.26%
-----------------------------------------------------------------------------------------------------------
Global Equities                                                   .74%            .14%             .88%
-----------------------------------------------------------------------------------------------------------
International Growth and Income****                              1.00%            .46%            1.46%
-----------------------------------------------------------------------------------------------------------
Aggressive Growth                                                 .74%            .09%             .83%
-----------------------------------------------------------------------------------------------------------
Small Company Value**                                            1.00%            .40%            1.40%
-----------------------------------------------------------------------------------------------------------
Real Estate****                                                   .80%            .15%             .95%
-----------------------------------------------------------------------------------------------------------
Putnam Growth                                                     .81%            .05%             .86%
-----------------------------------------------------------------------------------------------------------
Alliance Growth+                                                  .61%            .03%             .64%
-----------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street***                                          .60%            .25%             .85%*
-----------------------------------------------------------------------------------------------------------
Venture Value                                                     .72%            .03%             .75%
-----------------------------------------------------------------------------------------------------------
Federated Value                                                   .75%            .08%             .83%
-----------------------------------------------------------------------------------------------------------
Growth-Income                                                     .56%            .04%             .60%
-----------------------------------------------------------------------------------------------------------
Equity Index**                                                    .40%            .15%             .55%
-----------------------------------------------------------------------------------------------------------
Utility****                                                       .75%            .26%            1.01%
-----------------------------------------------------------------------------------------------------------
Equity Income**                                                   .65%            .30%             .95%
-----------------------------------------------------------------------------------------------------------
Asset Allocation                                                  .59%            .05%             .64%
-----------------------------------------------------------------------------------------------------------
SunAmerica Balanced                                               .68%            .10%             .78%
-----------------------------------------------------------------------------------------------------------
Worldwide High Income                                            1.00%            .08%            1.08%
-----------------------------------------------------------------------------------------------------------
High-Yield Bond                                                   .63%            .06%             .69%
-----------------------------------------------------------------------------------------------------------
Corporate Bond                                                    .65%            .12%             .77%
-----------------------------------------------------------------------------------------------------------
Global Bond                                                       .70%            .15%             .85%
-----------------------------------------------------------------------------------------------------------
Cash Management                                                   .53%            .05%             .58%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

   * Annualized.

  ** As of the date of this prospectus, the sale of contracts offering the Small
     Company Value, Equity Index and Equity Income Portfolios has not begun. The percentages are based on estimated amounts for the current fiscal year.

 *** Absent fee waivers or reimbursement of expenses by the adviser, you would have incurred the following expenses during the last fiscal year: Emerging Markets (2.01%); "Dogs" of Wall Street (.92%).

**** Absent recoupment of expenses by the adviser, you would have incurred the following expenses during the last fiscal year: International Growth and Income (1.40%); and Real Estate (.93%); Utility (.92%).

   + The fees noted here are restated to reflect an estimate of fees for this portfolio for the current fiscal year.

     THE ABOVE PORTFOLIO EXPENSES WERE PROVIDED BY THE TRUSTS. WE HAVE NOT
            INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You will pay the following expenses on a $1,000 investment in each Portfolio, assuming a 5% annual return on assets and:

        (a) Surrender of the contract at the end of the stated time period under either schedule A* or B**;
        (b) If the contract is not Surrendered or is annuitized.+

                         PORTFOLIO                             1 YEAR     3 YEARS
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Capital Appreciation                                          (a) $80     (a) $111
                                                              (b) $20     (b) $ 61
----------------------------------------------------------------------------------
Growth                                                        (a) $80     (a) $113
                                                              (b) $20     (b) $ 63
----------------------------------------------------------------------------------
Government and Quality Bond                                   (a) $79     (a) $110
                                                              (b) $19     (b) $ 60
----------------------------------------------------------------------------------
Emerging Markets                                              (a) $92     (a) $147
                                                              (b) $32     (b) $ 97
----------------------------------------------------------------------------------
International Diversified Equities                            (a) $85     (a) $128
                                                              (b) $25     (b) $ 78
----------------------------------------------------------------------------------
Global Equities                                               (a) $82     (a) $117
                                                              (b) $22     (b) $ 67
----------------------------------------------------------------------------------
International Growth and Income                               (a) $87     (a) $134
                                                              (b) $27     (b) $ 84
----------------------------------------------------------------------------------
Aggressive Growth                                             (a) $81     (a) $115
                                                              (b) $21     (b) $ 65
----------------------------------------------------------------------------------
Small Company Value                                           (a) $87     (a) $132
                                                              (b) $27     (b) $ 82
----------------------------------------------------------------------------------
Real Estate                                                   (a) $82     (a) $119
                                                              (b) $22     (b) $ 69
----------------------------------------------------------------------------------
Putnam Growth                                                 (a) $81     (a) $116
                                                              (b) $21     (b) $ 66
----------------------------------------------------------------------------------
Alliance Growth                                               (a) $79     (a) $109
                                                              (b) $19     (b) $ 59
----------------------------------------------------------------------------------
"Dogs" of Wall Street                                         (a) $81     (a) $116
                                                              (b) $21     (b) $ 66
----------------------------------------------------------------------------------
Venture Value                                                 (a) $80     (a) $113
                                                              (b) $20     (b) $ 63
----------------------------------------------------------------------------------
Federated Value                                               (a) $81     (a) $115
                                                              (b) $21     (b) $ 65
----------------------------------------------------------------------------------
Growth-Income                                                 (a) $79     (a) $108
                                                              (b) $19     (b) $ 58
----------------------------------------------------------------------------------
Equity Index                                                  (a) $78     (a) $107
                                                              (b) $18     (b) $ 57
----------------------------------------------------------------------------------

                         PORTFOLIO                             1 YEAR     3 YEARS
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Utility                                                       (a) $83     (a) $121
                                                              (b) $23     (b) $ 71
----------------------------------------------------------------------------------
Equity Income                                                 (a) $82     (a) $119
                                                              (b) $22     (b) $ 69
----------------------------------------------------------------------------------
Asset Allocation                                              (a) $79     (a) $109
                                                              (b) $19     (b) $ 59
----------------------------------------------------------------------------------
SunAmerica Balanced                                           (a) $81     (a) $114
                                                              (b) $21     (b) $ 64
----------------------------------------------------------------------------------
Worldwide High Income                                         (a) $84     (a) $123
                                                              (b) $24     (b) $ 73
----------------------------------------------------------------------------------
High-Yield Bond                                               (a) $80     (a) $111
                                                              (b) $20     (b) $ 61
----------------------------------------------------------------------------------
Corporate Bond                                                (a) $81     (a) $113
                                                              (b) $21     (b) $ 63
----------------------------------------------------------------------------------
Global Bond                                                   (a) $81     (a) $116
                                                              (b) $21     (b) $ 66
----------------------------------------------------------------------------------
Cash Management                                               (a) $79     (a) $108
                                                              (b) $19     (b) $ 58
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

  * See Page 4 above for an explanation of Schedule A.

 ** See Page 4 above for an explanation of Schedule B.

  + We do not currently charge a surrender charge upon annuitization, unless the contract is annuitized under the Income Protector program. We will assess any applicable surrender charges upon annuitizations effected using the Income Protector program as if you had fully surrendered your contract.

EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Tables is to show you the various expenses you would incur directly and indirectly by investing in the contract.

2. For certain Portfolios, the adviser, SunAmerica Asset Management Corp., has voluntarily agreed to waive fees or reimburse certain expenses, if necessary, to keep annual operating expenses at or below the lesser of the maximum allowed by any applicable state expense limitations or the following percentages of each Portfolio's average net assets: Emerging Markets (1.90%); International Growth and Income (1.60%); Aggressive Growth (.90%); Small Company Value (1.40%); Real Estate (1.25%); "Dogs" of Wall Street (.85%); Federated Value (1.03%); Equity Index (.55%); Utility (1.05%); Equity Income (.95%); SunAmerica Balanced (1.00%). The adviser also may voluntarily waive or reimburse additional amounts to increase a Portfolio's investment return. All waivers and/or reimbursements may be terminated at any time. Furthermore, the adviser may recoup any waivers or reimbursements within two years after such waivers or reimbursements are granted, provided that the Portfolio is able to make such payment and remain in compliance with the foregoing expense limitations.


3. The Examples assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Examples. In addition, the examples do not reflect the fees associated with the optional Income Protector Program. SEE INCOME OPTIONS ON PAGE 15.



4. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



    AS OF THE DATE OF THIS PROSPECTUS SALES OF THIS CONTRACT HAD NOT BEGUN,


    THEREFORE NO CONDENSED FINANCIAL INFORMATION APPEARS IN THIS PROSPECTUS.

----------------------------------------------------------------
----------------------------------------------------------------
                       THE POLARIS PLUS VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------

We issue Polaris Plus, a group Contract, to a Contractholder (usually your employer) for the benefit of the Participants in the group (you and other employees in the group), under Section 403(b) of the IRC. As a Participant in the group, you will receive a certificate that evidences your ownership. When you see the term Contract in this prospectus we are referring to your certificate. In some states we issue a Contract directly to you instead of a certificate. Such contracts are identical to the contracts described in this prospectus, except we issue it to you directly.

An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides certain benefits. You should decide whether the benefits are right for you. Among other features the contract offers:

     - Investment Options: Various investment options available in one contract, including both variable and fixed-rate investing.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime or another available period you select.

We developed this variable annuity to help you contribute to your retirement savings. Your contributions may come from payroll deductions arranged through your employer and/or from direct transfers or direct rollovers from other retirement savings plans.

This Contract has two stages, the Accumulation Phase and the Income Phase. Your Contract is in the Accumulation Phase when you make payments into the Contract. During the Accumulation Phase, as a TSA participant you have the advantage of making purchase payments before paying taxes on the contributions. In addition, taxes on your earnings are deferred until withdrawal. The Income Phase begins when you request that we start making income payments to you out of the money accumulated in your Contract.

The Contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance which varies with market conditions. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your Contract depends on the performance of the Portfolios in which you invest. This Contract currently offers 26 variable investment Portfolios.

The Contract also offers several fixed account options for varying time periods. Fixed account options earn interest at a rate set and guaranteed by Anchor National. If you allocate money to the fixed account options, the amount of money that accumulates in the Contract depends on the total interest credited to the particular fixed account option(s) in which you are invested.

For more information on investment options available under this contract SEE INVESTMENT OPTIONS ON PAGE 8.

Anchor National is a stock life insurance company organized under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. Anchor National is an indirect, wholly owned subsidiary of American International Group, Inc., a Delaware Corporation.
----------------------------------------------------------------
----------------------------------------------------------------
                   PURCHASING A POLARIS PLUS VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------

A Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in your contract after purchase is a subsequent Purchase Payment. You make payments into your Contract in two ways:

- salary reduction contributions, arranged through your employer; and/or

- direct transfer or direct rollover from an existing retirement plans.

If you enter into a salary reduction agreement with your employer to make Purchase Payments, there is no minimum initial payment. If you do not establish such a salary reduction agreement, and only contribute through direct transfer or direct rollover, the minimum initial Purchase Payment is $2,000.


You must have prior Company approval before we can accept Purchase Payments greater than $1,000,000. The Company reserves the right to refuse any Purchase Payment or subsequent Purchase Payments, including but not limited to any Purchase Payments which would cause the contract value to exceed $1,000,000 at the time of the Purchase Payment.


In general, for Qualified contracts we will not issue you a contract if you are age 70 1/2 or older, unless you certify that the minimum distributions required by the IRS are being made. Upon proof satisfactory to us that minimum distribution requirements are being satisfied or are not yet required, we may issue you a contract prior to your reaching age 80.

ALLOCATION OF PURCHASE PAYMENTS

We invest your Purchase Payments in the fixed and variable investment options according to your instructions. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your last allocation instructions. SEE INVESTMENTS OPTIONS ON PAGE 8.

In order to issue your Contract, we must receive your completed enrollment form, Purchase Payment, allocation instructions and any other required paper work at our principal place of business. We allocate your initial purchase payment within two days of receiving it. If we do not have the complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your Contract within 5 business days we will:

     - Send your money back to you, or;

     - Ask your permission to keep your money until we get the information necessary to issue the Contract.

ACCUMULATION UNITS

The value of the variable portion of your Contract will go up and down dependent on the investment performance of the Portfolios you choose. To calculate the value of your Contract, we use a measure called an Accumulation Unit.

We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open, as follows:

     1. We determine the total value of money invested in a particular
        Portfolio;

     2. We subtract from that amount all applicable contract charges; and

     3. We divide this amount by the number of outstanding Accumulation Units.

When you make a Purchase Payment, we credit your Contract with Accumulation Units. We determine the number of Accumulation Units credited by dividing the Purchase Payment by the Accumulation Unit value for the specific Portfolio.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Global Bond Portfolio. We determine that the value of an Accumulation Unit for the Global Bond Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your Contract on Wednesday night with 2252.25 Accumulation Units for the Global Bond Portfolio.

Performance of the Portfolios in which you are invested and the charges and expenses under your contract affect your Accumulation Unit values. These factors may cause the value of your Contract to go up or down.

FREE LOOK

You may cancel your Contract within ten days after receiving it (or longer if required by state law). We call this a "free look." To cancel, you must mail the Contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. We will refund to you the value of your Contract on the day we receive your request. The amount refunded to you may be more or less than the amount you originally invested.

Certain states (and all contracts issued as IRAs) require us to return your Purchase Payments upon a free look request. With respect to those contracts, we reserve the right to put your money in the Cash Management Portfolio or the 1-year fixed account option during the free look period. If you cancel your Contract during the free look period, we return your Purchase Payments or the value of your Contract, whichever is larger. At the end of the free look period, we reallocate your money according to your instructions.

----------------------------------------------------------------
----------------------------------------------------------------
                               INVESTMENT OPTIONS
----------------------------------------------------------------
----------------------------------------------------------------

VARIABLE PORTFOLIOS

The Contract currently offers 26 variable investment Portfolios. These Portfolios invest in shares of the Anchor Series Trust and the SunAmerica Series Trust (the "Trusts"). Additional Portfolios may be available in the future. These Portfolios operate similarly to a mutual fund but are only available through the purchase of certain insurance contracts.

SunAmerica Asset Management Corp., an indirect wholly owned subsidiary of SunAmerica Inc., is the investment adviser to the Trusts. The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by Anchor National Life Insurance Company, and other affiliated and unaffiliated insurance companies. Neither Anchor National nor the Trusts believe that offering shares of the Trusts in this manner is disadvantageous to you. The fund's management monitors the Trusts for any conflicts between contract owners.

The Portfolios along with their respective subadvisers are listed below:

     ANCHOR SERIES TRUST

Wellington Management Company, LLP serves as subadviser to the Anchor Series Trust Portfolios. Anchor Series Trust has Portfolios in addition to those listed below which are not available for investment under the contract. The 3 available Portfolios are:

  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP

       - Capital Appreciation Portfolio
       - Growth Portfolio
       - Government and Quality Bond Portfolio

     SUNAMERICA SERIES TRUST

Various subadvisers provide investment advice for the SunAmerica Series Trust Portfolios. The 23 Portfolios and the subadvisers are:

  MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.

       - Global Equities Portfolio
       - Alliance Growth Portfolio
       - Growth-Income Portfolio

  MANAGED BY DAVIS SELECTED ADVISERS, L.P.

       - Venture Value Portfolio
       - Real Estate Portfolio

  MANAGED BY FEDERATED INVESTORS

       - Federated Value Portfolio
       - Utility Portfolio
       - Corporate Bond Portfolio

  MANAGED BY FIRST AMERICAN ASSET MANAGEMENT

       - Equity Income Portfolio
       - Equity Index Portfolio
       - Small Company Value Portfolio

  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT/GOLDMAN
  SACHS ASSET MANAGEMENT INTERNATIONAL

       - Asset Allocation Portfolio
       - Global Bond Portfolio


  MANAGED BY MORGAN STANLEY ASSET MANAGEMENT


       - International Diversified Equities Portfolio
       - Worldwide High Income Portfolio

  MANAGED BY PUTNAM INVESTMENT MANAGEMENT

       - Putnam Growth Portfolio
       - International Growth and Income Portfolio
       - Emerging Markets Portfolio

  MANAGED BY SUNAMERICA ASSET MANAGEMENT, INC.

       - Aggressive Growth Portfolio
       - "Dogs" of Wall Street Portfolio
       - SunAmerica Balanced Portfolio
       - High-Yield Bond Portfolio
       - Cash Management Portfolio

YOU SHOULD READ THE PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING EACH PORTFOLIO'S INVESTMENT OBJECTIVE AND RISK FACTORS.

FIXED ACCOUNT OPTIONS

The Contract offers fixed account options; the 1, 3 and 5 year fixed market value adjustment ("MVA") accounts. In addition we have two Dollar Cost Averaging ("DCA") fixed accounts available under the contract.

The 1, 3 and 5 year MVA fixed account options and the 6 month and 1-year DCA fixed accounts are not registered under the Securities Act of 1933 and are not subject to other provisions of the Investment Company Act of 1940.

The 1, 3 and 5 year MVA fixed accounts pay interest at rates set and guaranteed by Anchor National. Interest rates may differ from time to time and are set at Anchor National's sole discretion. We will never credit less than a 3% annual effective rate to any of the fixed investment options.

Each guarantee period may offer a different interest rate. Once established the rates for specified payments do not change during the guarantee period. The guarantee period is that period for which we credit the applicable rate (one, three or five years).
There are three scenarios in which you may put money into the MVA fixed account options. In each scenario your money may be credited a different rate of interest as follows:

       - Initial Rate: Rate credited to new purchase payments allocated to the fixed account when you purchase your contract.

       - Current Rate: Rate credited to subsequent purchase payments allocated to the fixed account.

       - Renewal Rate: Rate credited to money transferred to a fixed account from another fixed account or from one of the Variable Portfolios.

Each of these rates may differ from one another. Once declared, the applicable rate is guaranteed until the end of the calendar year in which the guarantee period expires.

At the end of the calendar year during which a guarantee period ends, you may leave your money in the same fixed account option. You may also reallocate your money to another fixed account option or to the Variable Portfolios. If you want to reallocate your money to a different fixed or variable investment option, you must contact us within 30 days after the end of the current interest guarantee period and instruct us how to reallocate the money. We do not contact you. If we do not hear from you, your money will remain in the same fixed account option, where it will earn interest at the renewal rate then in effect for the fixed account option.

The DCA fixed accounts also credit a fixed rate of interest for a predetermined amount of time. The interest rate in the 1-year or 6-month DCA fixed account is credited for one year or 6 months while your investment is systematically transferred to the Variable Portfolios. The rates applicable to the DCA fixed accounts may differ from each other and/or the other fixed account options. See DOLLAR COST AVERAGING (below) for more information.

MARKET VALUE ADJUSTMENT ("MVA")

If you take money out of the 1, 3, or 5 year MVA fixed investment options before the end of the interest crediting period, we may make an adjustment to your Contract. We call this a market value adjustment or "MVA". This market value adjustment reflects any difference in the interest rates between the time you originally place your money in the fixed investment option and the time when you withdraw or transfer that money. This adjustment can increase or decrease your Contract value. However, the market value adjustment will never result in your earning less than 3% in any particular guarantee period.

We calculate the market value adjustment by comparing the current interest rates being offered by us for subsequent Purchase Payments made to the same fixed account option and the interest rate earned in your current fixed investment option.

Generally, if interest rates drop more than one half of a percent between the time you put your money into the fixed investment options and the time you take it out, we credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we post a negative adjustment to your contract.

Where the market value adjustment is negative, we first deduct the adjustment from any money remaining in the fixed investment option. If there is not enough money in the fixed investment option to meet the negative deduction, we deduct the remainder from your withdrawal. Where the market value adjustment is positive, we add the adjustment to your withdrawal from the fixed investment option.

Please see Appendix B for more information on how we calculate the Market Value Adjustment.

TRANSFERS DURING THE ACCUMULATION PHASE

During the Accumulation Phase you may transfer funds between the Variable Portfolios and/or the fixed account options. Funds already in your Contract cannot be transferred into the DCA fixed accounts. You must transfer at least $100 and at least $100 must remain in any Portfolio after a transfer.

You may request transfers of your account value between the Variable Portfolios and/or the fixed account options in writing or by telephone. We currently allow 15 free transfers per contract year. We charge $25 ($10 in Pennsylvania and Texas) for each additional transfer in any contract year. Transfers resulting from your participation in the DCA program count against your 15 free transfers per contract year. However, transfers resulting from your participation in the Automatic Asset Rebalancing program do not count against your 15 free transfers.

We accept transfer requests by telephone unless you tell us not to on your contract enrollment form. Additionally, in the future you may be able to execute transfers or other financial transactions over the internet.

When receiving instructions over the telephone, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone.

Upon implementation of internet account transfers we will have appropriate procedures in place to provide reasonable assurance that the transactions executed are genuine. Thus, we would not be responsible for any claim, loss or expense from any error resulting from instructions received over the internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

We can limit the number of transfers in any contract year for all existing and new owners. We can also limit the number of transfers in any contract year or refuse any transfer request for you or others invested in the contract if:

     - We believe that excessive trading or a specific transfer request or a group of transfer requests may have a detrimental effect on unit values or the share prices of the underlying Portfolios; or

     - The underlying Portfolios inform us that they need to restrict the purchase or redemption of the shares because of excessive trading or because a specific transfer or group of transfers is deemed to have a detrimental effect on share prices of affected underlying Portfolios.

Where permitted by law, we may accept your authorization for a third party to make transfers for you subject to our rules. We reserve the right to suspend or cancel such acceptance at any time and will notify you accordingly. Additionally, we may restrict the investment options available for transfers during any period in which such third party acts for you. We notify such third party beforehand regarding any restrictions. However, we will not enforce these restrictions if we are satisfied that:

     - such third party has been appointed by a court of competent jurisdiction to act on your behalf; or

     - such third party is a trustee/fiduciary for you or appointed by you to act on your behalf for all your financial affairs.

We may provide administrative or other support services to independent third parties you authorize to make transfers on your behalf. We do not currently charge you extra for providing these support services. This includes, but is not limited to, transfers between investment options in accordance with market timing strategies. Such independent third parties may or may not be appointed with us for the sale of annuities. However, WE DO NOT ENGAGE ANY THIRD PARTIES TO OFFER INVESTMENT ALLOCATION SERVICES OF ANY TYPE. WE TAKE NO RESPONSIBILITY FOR THE INVESTMENT ALLOCATION AND TRANSFERS TRANSACTED ON YOUR BEHALF BY SUCH THIRD PARTIES OR FOR ANY INVESTMENT ALLOCATION RECOMMENDATIONS MADE BY SUCH PARTIES.

For information regarding transfers during the Income Phase, SEE INCOME OPTIONS ON PAGE 15.

We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

DOLLAR COST AVERAGING ("DCA")

The Dollar Cost Averaging program allows you to invest gradually in the Variable Portfolios. Under the program you systematically transfer a set dollar amount or percentage of investment option value from one Variable Portfolio or the 1-year fixed account option (source accounts) to any other Variable Portfolio(s). Transfers may be monthly or quarterly and count against your 15 free transfers per contract year.

You may change the frequency at any time by notifying us in writing. The minimum transfer amount under the DCA program is $100, regardless of the source account.

We also offer a 6-month and a 1-year DCA fixed account exclusively to facilitate DCA of your direct transfer and/or direct rollover purchase payments. If you allocate a Purchase Payment into a DCA fixed account, we transfer all your money allocated to that account into the Variable Portfolios over the selected 6-month or 1-year period. You cannot change the option or the frequency of transfers once selected.

Any single allocation of funds placed into the 6-month DCA fixed account must be $600.00 or larger. We transfer all of your money out of the 6-month DCA fixed account to the Variable Portfolio(s) you select by the end of the six month period.

Transfers out of the 1-year DCA fixed account must be made quarterly or monthly. If you select monthly transfers the minimum amount you must place in the account is $1,200. If you select quarterly transfers the minimum amount you must place in the account is $400. The amount of each transfer from the 1-year DCA fixed account equals the total amount of money allocated to the account divided by the frequency of transfers selected.

You may terminate your DCA program at any time. If money remains in the DCA fixed accounts, we transfer the remaining money to the 1-year fixed account option, unless we receive different instructions from you. Transfers resulting from a termination of this program do not count towards your 15 free transfers.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA Program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to gradually move $750 each quarter from the Cash Management Portfolio to the Aggressive Growth Portfolio over six quarters. You set up dollar cost averaging and purchase Accumulation Units at the following values:

-------------------------------------------
                ACCUMULATION      UNITS
   QUARTER          UNIT        PURCHASED
-------------------------------------------
      1            $ 7.50          100
      2            $ 5.00          150
      3            $10.00          75
      4            $ 7.50          100
      5            $ 5.00          150
      6            $ 7.50          100
-------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six quarters, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

ASSET ALLOCATION REBALANCING

Earnings in your Contract may cause the percentage of your investment in each investment option to differ from your original allocations. The Automatic Asset Rebalancing program addresses this situation. At your election, we periodically rebalance your investments in the Variable Portfolios to return your allocations to their original percentages. You request quarterly, semi annual or annual rebalancing. Transfers resulting from your participation in this program do not count against your 15 free transfers per year.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want your initial Purchase Payment split between two Portfolios. You want 50% in the Corporate Bond Portfolio and 50% in the Growth Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the Corporate Bond Portfolio now represents 60% of your holdings because it has increased in value and the Growth Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, we would sell some of your units in the Corporate Bond Portfolio to bring its holdings back to 50% and use the money to buy more units in the Growth Portfolio to increase those holdings to 50%.

VOTING RIGHTS

Anchor National is the legal owner of the Trusts' shares. However, when a Portfolio solicits proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION

If Portfolios become unavailable for investment, we may be required to substitute shares of another Portfolio. We will seek prior approval of the SEC and give you notice before substituting shares.

----------------------------------------------------------------
----------------------------------------------------------------
                              ACCESS TO YOUR MONEY
----------------------------------------------------------------
----------------------------------------------------------------

You can access money in your Contract in three ways:

     - by receiving income payments during the Income Phase, SEE INCOME OPTIONS ON PAGE 15; or

     - by taking a loan in accordance with the provisions of your Plan and/or this Contract; or

     - subject to the restrictions described below, by making a partial or total withdrawal.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a fixed account option. Such deferrals are limited to no longer than six months.


We may deduct a withdrawal charge applicable to any total or partial withdrawal, and a market value adjustment if a total or partial withdrawal comes from the 1, 3 or 5 year MVA fixed accounts unless the withdrawal qualifies for withdrawal charge exception. SEE INVESTMENT OPTIONS ON PAGE 8 AND EXPENSES ON PAGE 13.


We may establish certain minimum withdrawal amounts or require that a minimum amount remain in a Portfolio upon withdrawal. Please consult the Annuity Service Center for additional information. You must send a written withdrawal request. Unless you provide us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and each fixed account option in which you are invested.

WITHDRAWAL RESTRICTIONS


Withdrawals under Section 403(b) Contracts are subject to the limitations under
Section 403(b)(11) of the IRC and any applicable Plan document. Section 403(b) provides that salary reduction contributions deposited and earnings credited on any salary reduction contributions after December 31, 1988 may only be withdrawn upon (1) death; (2) disability; (3) reaching age 59 1/2; (4) separation from service; or (5) occurrence of a hardship. Amounts accumulated in one Section 403(b)(1) Contract may be transferred to another Section 403(b)(1) Contract or
Section 403(b)(7) custodial account without a penalty under the IRC. Amounts accumulated in a Section 403(b)(7) custodial account and deposited in a contract will be subject to the same withdrawal restrictions as are applicable to post-1988 salary reduction contributions. For more information on these provisions. SEE TAXES ON PAGE 18.


If your Plan is subject to Title I of ERISA, your withdrawal request must be authorized by the Contractholder on your behalf. All withdrawal requests will require the Contractholder's written authorization and written documentation specifying the portion of your Contract value which is available for distribution to you.


If your Plan is not subject to Title I of ERISA, you must certify to Anchor National that, one of the events listed in the IRC has occurred (and provide supporting information, if requested) and that Anchor National may rely on such representation in granting such a withdrawal request. The above does not apply to transfers to other Qualified investment alternatives. SEE TAXES ON PAGE 18. You should consult your tax adviser as well as review the provisions of any applicable Plan before requesting a withdrawal.


In addition to the restrictions noted above, a Plan may contain additional withdrawal or transfer restrictions.

Early withdrawals, as defined under Section 72(q) and 72(t) of the IRC, may be subject to 10% penalty tax.

SYSTEMATIC WITHDRAWAL PROGRAM

If you elect and the terms of your TSA and the IRC allow, then we use money in your contract to pay you monthly, quarterly, semiannual or annual payments during the Accumulation Phase. Electronic transfer of these funds to your bank account is also available. However, any such payments you elect to receive are subject to all applicable withdrawal charges, market value adjustments, income taxes, tax penalties and other withdrawal restrictions affecting your contract. The minimum amount of each withdrawal is $50. There must be a least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% IRS tax penalty may apply if you are under age 59 1/2. There is no additional charge for participating in this program.

The program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. We reserve the right to modify, suspend or terminate this program at any time.

WITHDRAWAL CHARGES, MARKET VALUE ADJUSTMENTS, INCOME TAXES, TAX PENALTIES AND

CERTAIN WITHDRAWAL RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE, INCLUDING SYSTEMATIC WITHDRAWALS.

LOANS

If your Plan permits, you may take a loan from your Contract during the Accumulation Period. You may apply for a loan under the contract by completing a loan application available from Anchor National. Loans are secured by a portion of your Contract value. Under certain Contracts, we may charge a one-time fee of up to $75 to set up a loan. More information about loans, including interest rates, restrictions, terms of repayment and applicable fees and charges is available in the Certificate, Endorsement and the Loan Agreement as well as from Anchor National's Annuity Service Center.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract's remaining value to you.

----------------------------------------------------------------
----------------------------------------------------------------
                                 DEATH BENEFIT
----------------------------------------------------------------
----------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. The death benefit equals the greater of:

     1. Total Purchase Payments minus total withdrawals (and any fees and charges applicable to those withdrawals) at the time we receive satisfactory proof of death, or;

     2. Contract Value at the time we receive satisfactory proof of death.

We do not pay the death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase, your Beneficiary receives any remaining guaranteed income payments in accordance with the income option you selected. SEE INCOME OPTIONS ON PAGE 15.

You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. Plans subject to Title 1 of ERISA may impose additional restrictions on beneficiary designation which are discussed in the Beneficiary Designation Form.

We pay the death benefit when we receive satisfactory proof of death. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

We may require additional proof before we pay the death benefit.

The death benefit payment must begin immediately upon receipt of all necessary documents. In any event, the death benefit must be paid by December 31 of the calendar year containing the fifth anniversary of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin on or before December 31 of the calendar year immediately following the year of your death.

If the Beneficiary is the Participant's surviving spouse, the surviving spouse may elect to receive the entire death benefit in equal or substantially equal payments over their life or over a period not longer than their life expectancy, commencing at any date prior to the later of:

      (i) December 31 of the calendar year immediately following the calendar year in which the Participant died, and

     (ii) December 31 of the calendar year in which the Participant would have attained age 70 1/2.
----------------------------------------------------------------
----------------------------------------------------------------
                                    EXPENSES
----------------------------------------------------------------
----------------------------------------------------------------

There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the insurance and withdrawal fees and charges under your contract. However, investment charges may increase or decrease. Some states may require that we charge less than the amounts described below.

INSURANCE CHARGES

The amount of the insurance charge is 1.25% annually of the value of your contract invested in the Variable Portfolios. We deduct this charge daily.

The insurance charge compensates us for the mortality and expense risks and the costs of contract distribution assumed by Anchor National.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference.

WITHDRAWAL CHARGES

A withdrawal charge applies against each Purchase Payment you put into the contract if you seek withdrawal of that payment prior to the end of the fifth or sixth year it has been in the contract. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. The withdrawal charge percentage declines over time for each Purchase Payment in the contract. The applicable withdrawal charge schedule depends on your employment status at the time your contract is issued.


SEPARATED FROM SERVICE AT CONTRACT ISSUE

(SCHEDULE A)

----------------------------------------------------------------
               Year                  1    2    3    4    5    6
----------------------------------------------------------------
        WITHDRAWAL CHARGE           6%   6%   5%   5%   4%   0%
----------------------------------------------------------------

EMPLOYED AT CONTRACT ISSUE
(SCHEDULE B)

----------------------------------------------------------------
            Year                1    2    3    4    5    6    7
----------------------------------------------------------------
      WITHDRAWAL CHARGE        6%   6%   5%   5%   4%   4%   0%
----------------------------------------------------------------

When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, we deduct any applicable withdrawal charge from the amount withdrawn.

We calculate charges due on a total withdrawal on the day after we receive your request and your contract. We return your contract value less any applicable fees and charges. However, you will not receive the benefit of any available free withdrawal amounts if you make a complete withdrawal of your contract.

EXCEPTIONS TO WITHDRAWAL CHARGE

A withdrawal charge is not applicable to withdrawals requested in the following situations:

     - Annuitization (except if under the Income Protector Program) SEE INCOME OPTIONS ON PAGE 15;
     - Death Benefits, SEE DEATH BENEFIT ON PAGE 13;
     - After your 10th contract anniversary;
     - If you are subject to withdrawal charge Schedule A, 15% of your Purchase Payments each contract year;
     - Disability occurring after contract issue;
     - Hardship occurring after contract issue;
     - After separation from service occurring after contract issue.

Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES ON PAGE 18.

INVESTMENT CHARGES

Charges are deducted from your Variable Portfolios for the advisory and other expenses of the Portfolios. THE FEE TABLES LOCATED ON PAGE 4 illustrate these charges and expenses. For more detailed information on these investment charges, refer to the prospectuses for the Trusts, enclosed or attached.

TRANSFER FEE

We currently permit 15 free transfers between investment options, every year. We may charge you $25 for each transfer over 15 in any one year ($10 in Pennsylvania and Texas). SEE INVESTMENT OPTIONS ON PAGE 8.

PREMIUM TAX

Certain states charge the Company a tax on the premiums you pay into the contract. Currently we deduct the charge for premium taxes when you make a full withdrawal or annuitize the contract. In the future, we may assess this deduction at the time you put Purchase Payment(s) into the contract or upon payment of a death benefit.

APPENDIX A provides more information about premium taxes.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED

Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria we evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

Anchor National may make a similar determination regarding sales to its employees, its affiliates' employees and employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.

----------------------------------------------------------------
----------------------------------------------------------------
                                 INCOME OPTIONS
----------------------------------------------------------------
----------------------------------------------------------------

ANNUITY DATE


During the Income Phase, the money in your contract is used to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary, or sooner if the Company waives this two year requirement. You select the month and year in which you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Except as indicated under option 5, once you begin receiving income payments, you cannot otherwise access your money through withdrawal or surrender.


Generally, for Qualified contracts, the Annuity Date may be any day after you reach age 59 1/2 but not later than age 75. However, you may be required to begin taking minimum distributions by April 1 following the later of, the year in which you turn age 70 1/2 or the calendar year in which you retire. SEE TAXES ON PAGE 18.

For Non-qualified contracts, income payments must begin on or before your 90th birthday or on your tenth contract anniversary, whichever occurs later. If you do not choose an Annuity Date, your income payments will automatically begin on the latest allowable date. Certain states may require your income payments to start earlier.

Under Section 403(b) of the IRC, an income payment is considered a withdrawal. Therefore, IRC withdrawal restrictions limit the time at which income payments may begin. SEE ACCESS TO YOUR MONEY ON PAGE 12.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.

INCOME OPTIONS

Currently, this contract offers 5 income options. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with option 4 for a period of 10 years. For income payments selected for joint lives, we pay according to option 3.

We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. Under a TSA you, as the Participant, are always the Annuitant. UNDER CERTAIN QUALIFIED CONTRACTS THE INCOME OPTION YOU SELECT MAY NOT EXCEED YOUR LIFE EXPECTANCY.

     OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

     OPTION 2 - JOINT AND SURVIVOR LIFE ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop whenever the survivor dies.

     OPTION 3 - JOINT AND SURVIVOR LIFE ANNUITY WITH
     10 OR 20 YEARS GUARANTEED

This option is similar to option 2 above, with an additional guarantee of income payments for at least 10 or 20 years. If the Annuitant and the Survivor die before all of the guaranteed income payments have been made, the remaining payments are made to the Beneficiary under your contract.

     OPTION 4 - LIFE ANNUITY WITH 10, 15 OR 20 YEARS GUARANTEED

This option is similar to option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10, 15 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.

     OPTION 5 - INCOME FOR A SPECIFIED PERIOD


This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed payments.



The value of an Annuity Unit, regardless of the option chosen, takes into account the Mortality and Expense Risk Charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.



Under this option contract values are redeemable even after the Annuity Date at any time while payments are being made.



The value of an Annuity Unit, regardless of the option chosen, takes into account the Mortality and Expense Risk Charge. Since annuity option 5, Income for a Specified Period, does not contain an element of mortality risk, the payee is not getting the benefit of this Charge. There shall be no right to terminate the Contract during the Annuity Period if the option elected contains an element of mortality risk.

FIXED OR VARIABLE INCOME PAYMENTS

You can choose income payments that are fixed, variable or both. If at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable. If your money is only in fixed accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when income payments begin, your payments will be fixed and variable. If income payments are fixed, Anchor National guarantees the amount of each payment. If the income payments are variable the amount is not guaranteed.

INCOME PAYMENTS

Your income payments will vary if you are invested in the Variable Portfolios after the Annuity Date depending on four things:

     - for life options, your age when payments begin, and;

     - the value of your contract in the Variable Portfolios on the Annuity Date, and;

     - the 3.5% assumed investment rate used in the annuity table for the contract, and;

     - the performance of the Portfolios in which you are invested during the time you receive income payments.

If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your annuity payments.

We make income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, we may decrease the frequency of the payments, state law allowing.

TRANSFERS DURING THE INCOME PHASE

If you are invested in the Variable Portfolios during the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period.

Please read the Statement of Additional Information ("SAI") for a more detailed discussion of the income options.


THE INCOME PROTECTOR



If elected, this feature provides a future "safety net" in the event that, when you choose to begin receiving income payments, your contract has not performed within a historically anticipated range. The Income Protector program offers you the ability to receive a guaranteed fixed minimum retirement income upon annuitization. With the Income Protector you can know the level of minimum income that will be available to you if, when you chose to begin the income phase of your contract, down markets have negatively impacted your contract value. We reserve the right to modify, suspend or terminate the Income Protector program at any time.



The Income Protector provides two levels of minimum retirement income. The two available options are the Income Protector Plus and Max. If you enroll in the Income Protector program, we charge a fee based on the level of protection you select. The amount of the fee and how to enroll are described below. In order to utilize the benefit of the program you must follow the provisions discussed below.



Certain IRC restrictions on income options available to Qualified retirement investors may have an impact on your ability to benefit from this feature. Qualified investors should read NOTE TO QUALIFIED CONTRACT HOLDERS, below.



     HOW WE DETERMINE THE AMOUNT OF YOUR MINIMUM


     GUARANTEED INCOME



We base the amount of minimum income available to you if you take income payments using the Income Protector upon a calculation we call the Income Benefit Base. At the time your enrollment in the Income Protector program becomes effective, your Income Benefit Base is equal to your contract value. Your participation becomes effective on either the date of issue of the contract (if elected at the time of application) or on the contract anniversary following your enrollment in the program.



The Income Benefit Base is only a calculation. It does not represent a contract value, nor does it guarantee performance of the Variable Portfolios in which you invest.



Your Income Benefit Base increases if you make subsequent Purchase Payments and decreases if you withdraw money from your contract. The exact Income Benefit Base calculation is equal to (a) plus (b) minus (c) where:



     (a) is,



          - for the first year of calculation, your contract value on the date your participation in the program became effective, or;



          - for each subsequent year of calculation, the Income Benefit Base on the prior contract anniversary, and;



     (b) is the sum of all Purchase Payments made into the contract since the last contract anniversary, and;



     (c) is all withdrawals and applicable fees and charges since the last contract anniversary (excluding any MVA), in an amount proportionate to the amount by which such withdrawals decreased your contract value.

The Income Benefit Base accumulates at one of the following annual growth rates from the date your enrollment becomes effective through your election to begin receiving income under the program:



----------------------------------------------------
               Options                 Growth Rate*
----------------------------------------------------
      The Income Protector Plus         3.25%
----------------------------------------------------
      The Income Protector Max          5.25%
----------------------------------------------------



* If you elect the Plus or Max feature on a subsequent anniversary, the Growth Rates may be different.



The growth rates for the Plus or Max features cease on the contract anniversary following the Annuitant's 90th birthday.



     ENROLLING IN THE PROGRAM



If you decide that you want the protection offered by the Income Protector program, you must elect the option of your choice by completing the Income Protector Election Form available through our Annuity Service Center. You may only elect one of the options, you can not change your election once made, and you can not terminate your enrollment. In order to obtain the benefit of the Income Protector program you may not begin the income phase for at least seven years following your enrollment.



     STEP-UP OF YOUR INCOME BENEFIT BASE



You may also have the opportunity to "Step-Up" your Income Benefit Base. The Step-Up feature allows you to increase your Income Benefit Base to the amount of your contract value on your contract anniversary. You can only elect to Step-Up within the 30 days before the next contract anniversary. The seven year waiting period required prior to electing income payments through the Income Protector is restarted if you step-up your Income Benefit Base.



You must complete the appropriate portion of the Income Protector Election Form to effect a Step-Up.



     ELECTING TO RECEIVE INCOME PAYMENTS



You may elect to begin the Income Phase of your contract using the Income Protector Program ONLY within the 30 days after the seventh or later contract anniversary following the later of,



     - the effective date of your enrollment in the Income Protector program, or



     - the contract anniversary of your most recent Step-Up.



The contract anniversary prior to your election to begin receiving income payments is your Income Benefit Date. This is the date as of which we calculate your Income Benefit Base to use in determining your guaranteed minimum fixed retirement income. To arrive at the minimum guaranteed fixed retirement income available to you, we apply the annuity rates stated in your Income Protector Endorsement for the income option you select to your final Income Benefit Base. You then choose if you would like to receive that income annually, quarterly or monthly for the time guaranteed under your selected annuity option. Your final Income Benefit Base is equal to (a) minus (b) where:



     (a) is your Income Benefit Base as your Income Benefit Date, and;



     (b) is any partial withdrawals of contract value and any charges applicable to those withdrawals (excluding any MVA) and any withdrawal charges otherwise applicable, calculated as if you fully surrender your contract as the Income Benefit Date, and any applicable premium taxes.



The income options available when using the Income Protector program to receive your retirement income are:



     - Life Annuity with 10 Year Period Certain, or



     - Joint and 100% Survivor Annuity with 20 Year Period Certain



At the time you elect to begin the income phase, we will calculate your annual income using both your final Income Benefit Base and your contract value. We will use the same income option for each calculation, however, the annuity factors used to calculate your income under the Income Protector will be different. You will receive whichever provides a greater stream of income. If you take Income Payments using the Income Protector your payments will be fixed in amount. You are not required to use the Income Protector to receive your Income Payments. The general provisions of your contract provide other income options. However, we will not refund fees paid for the Income Protector if you begin taking Income Payments under the general provisions of your contract. YOU MAY NEVER NEED TO RELY UPON THE INCOME PROTECTOR, IF YOUR CONTRACT PERFORMS WITHIN A HISTORICALLY ANTICIPATED RANGE. HOWEVER, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.



     NOTE TO QUALIFIED CONTRACT HOLDERS



Qualified contracts generally require that you select an income option which does not exceed your life expectancy. That restriction, if it applies to you, may limit the benefit of the Income Protector program. To utilize the Income Protector you must take income payments under one of two income options. If those income options exceed your life expectancy you may be prohibited from receiving your guaranteed fixed income under the program. If you own a Qualified contract to which this restriction applies and you elect the Income Protector program, you may pay for this minimum guarantee and not be able to realize the benefit.



Generally, for qualified contracts:



     - for the Life Annuity with 10 Year Period Certain, you must annuitize before age 79, and

     - for the Joint and 100% Survivor Annuity with 20 Year Period Certain, both Annuitants must be 70 or younger or one of the annuitants must be 65 or younger upon annuitization. Other age combinations may be available.



You should consult your tax advisor for information concerning your particular circumstances.



     FEES ASSOCIATED WITH THE INCOME PROTECTOR



We charge a fee for the Income Protector program, as follows:



-------------------------------------------------------
                                        Fee As a % of
                                        Your Income
                Options                  Benefit Base
-------------------------------------------------------
         Income Protector Plus            .15%
-------------------------------------------------------
         Income Protector Max             .30%
-------------------------------------------------------



Since the Income Benefit Base is only a calculation and does not provide a contract value, we deduct the fee from your actual contract value beginning on the contract anniversary on which your enrollment in the program becomes effective.



If you elect to participate in the Income Protector program at contract issue, we begin deducting the annual fee for the Plus or Max option when your participation becomes effective. If you elect to participate in the Income Protector program at some time after contract issue, we begin deducting the annual fee on the contract anniversary of or following election. We will deduct this charge from your contract value on every contract anniversary up to and including your Income Benefit Date. Additionally, we deduct the entire annual fee from any full surrender of your contract requested prior to your contract anniversary.



After a Step-Up, the fee for the Income Protector Max or Plus will be based on your Stepped-Up Income Benefit Base, and will be deducted from your contract value beginning on the effective date of the step-up.



         HYPOTHETICAL EXAMPLE OF THE OPERATION OF THE INCOME PROTECTOR



This table assumes a $100,000 initial investment in a qualified contract with no further premiums, no withdrawals, no step-ups, no premium taxes, current growth rates; and the election of optional Income Protector alternatives at contract issue.



---------------------------------------------------------------------------------------------------------------
                                                                                                     INCOME
      IF AT ISSUE     ANNUAL INCOME IF YOU ANNUITIZE ON THE FOLLOWING CONTRACT ANNIVERSARIES:      PROTECTOR
        YOU ARE          1 - 6             7              10              15            20           LEVEL
---------------------------------------------------------------------------------------------------------------
     Unisex               N/A            7,596           9,088          12,311          N/A          Plus
     Age 60*              N/A            8,687          11,009          16,417          N/A          Max
---------------------------------------------------------------------------------------------------------------
     Male, Age 60**       N/A            6,290           7,353             N/A          N/A          Plus
     Female Age 60*       N/A            7,194           8,908             N/A          N/A          Max
---------------------------------------------------------------------------------------------------------------



 * 10 year and life


** Joint and 100% survivor with 20 year certain



The Income Protector may not be available in your state. Please consult your financial adviser for information regarding availability of this program in your state.




----------------------------------------------------------------
----------------------------------------------------------------
                                     TAXES
----------------------------------------------------------------
----------------------------------------------------------------


NOTE: WE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE, THEREFORE WE CAN NOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE.


ANNUITY CONTRACTS IN GENERAL

If you purchase your Contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of Qualified plans are: IRAs, TSAs, H.R. 10 Plans (referred to as Keogh Plans) as well as pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your Contract.

The IRC provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-qualified. If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-qualified contract. A Non-qualified contract receives different tax treatment than a Qualified contract. In general, your cost basis in a Non-qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

TAX TREATMENT OF DISTRIBUTIONS -
QUALIFIED CONTRACTS

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. Any amount of money you take out as a withdrawal or as income payments is taxable income. The IRC further provides for a 10% penalty tax on any withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) to the extent such withdrawals do not exceed limitations set by the IRC for amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in IRC); (7) to fund certain first-time home purchase expenses; and, except in the case of an IRA; (8) when you separate from service after attaining age 55; and (9) when paid to an alternate payee pursuant to a qualified domestic relations order.

SECTION 403(b) PLANS

Section 403(b) of the IRC permits the purchase of TSA by public schools and certain charitable, educational and scientific organizations described in
Section 501(c)(3) of the IRC. A qualifying Employer may make contributions to the Contract for the benefit of an employee who is a Participant, and/or the Participant may enter into a salary reduction agreement with the Participant's Employer authorizing the Employer to contribute a percentage of the Participant's salary to the Section 403(b) contract. All contributions made to a
Section 403(b) contract are subject to the limitations described in IRC Sections 402(g) regarding elective deferral amounts, 403(b)(2) regarding the maximum exclusion allowance, and 415(a)(2) and 415(c) regarding the limitations on annual additions. Most contributions to a 403(b) contract are not includible in the Participant's gross income until the Participant receives distributions from the Contract.

A Participant who makes a withdrawal from a Section 403(b) contract must declare that amount in current income, therefore it is taxed at ordinary income tax rates. In addition, Section 403(b)(11) of the IRC requires that salary reduction contributions made, and/or earnings credited on any salary reduction contributions after December 31, 1988, may not be withdrawn from the Participant's Section 403(b) contract prior to an "eligible event", such as the Participant having (1) attained age 59 1/2, (2) separated from service, (3) become disabled (as defined by the IRC), (4) died or (5) incurred a hardship (as defined by the IRC). Hardship withdrawals may not include any earnings credited after December 31, 1988 attributable to salary reduction contributions. The Internal Revenue Service has decided in Revenue Ruling 90-24 that amounts may be transferred between Section 403(b) investment vehicles as long as the transferred funds retain withdrawal restrictions at least as restrictive as that of the transferring investment vehicle. Such transferred amounts are considered withdrawals under the Contract and will be subject to withdrawal charges, if applicable. (SEE EXPENSES ON PAGE 14 for more complete information).

Section 403(b)(8) of the IRC permits tax-free rollovers from Section 403(b) contracts to IRAs or other Section 403(b) contracts under certain circumstances. Qualified distributions eligible for rollover treatment may be subject to a 20% federal tax withholding depending on whether or not the distribution is paid directly to an eligible retirement plan.

The IRC sets forth additional restrictions governing Section 403(b) contracts on such items as transferability, distributions, nondiscrimination and withdrawals. Competent tax advice should be obtained as to the tax treatment and suitability of purchasing a Contract.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make a withdrawal from a Non-qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. For annuity payments, any portion of each payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% tax penalty on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments made for your life or for the joint lives of you and you Beneficiary; (5) under an immediate annuity; or (6) which come from Purchase Payments made prior to August 14, 1982.

MINIMUM DISTRIBUTIONS

If your Contract is issued under a Section 403(b) or other Qualified Plan, generally the IRS requires that you begin taking annual minimum distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which the Participant attains age 70 1/2 or
(2) the calendar year in which the Participant retires. Failure to satisfy the minimum distribution requirements may result in a federal tax penalty. You should consult your tax adviser for more information.

DIVERSIFICATION

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that each underlying Portfolios' management monitors the Variable Portfolios so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not Anchor National, would be considered the owner of the shares of the Portfolios. It is unknown to what extent owners are permitted to select investments, to make transfers among Portfolios or the number and type of Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the contract, could be treated as an owner of the underlying variable investment Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

----------------------------------------------------------------
----------------------------------------------------------------
                                  PERFORMANCE
----------------------------------------------------------------
----------------------------------------------------------------

We advertise the Cash Management Portfolio's yield and effective yield. In addition, the other Variable Portfolios advertise total return, gross yield and yield-to-maturity. These figures represent past performance of the Portfolios. These performance numbers do not indicate future results.

The accumulation units of the separate account are new and therefore have no performance history. When we advertise performance for periods prior to the date the contracts were first issued, we derive the figures from the performance of the corresponding Portfolios for the Trusts, if available. These trusts have been in existence for some time. We do this to demonstrate how the historical investment experience of the funds affects accumulation unit values. We modify these numbers to reflect charges and expenses as if the contract was in existence during the period stated in the advertisement. Figures calculated in this manner do not represent actual historic performance of the particular Portfolio. Consult the SAI for more detailed information regarding the calculation of performance data.

The performance of each Portfolio may also be measured against unmanaged market indices. The indices we use include but are not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, the Russell 1000 Growth Index, the Morgan Stanley Capital International Europe, Australia and Far East Index ("EAFE") and the Morgan Stanley Capital International World Index. We may compare the Portfolios' performance to that of other variable annuities with similar objectives and policies as reported by independent ranking agencies such as Morningstar, Inc., Lipper Analytical Services, Inc. or Variable Annuity Research & Data Service ("VARDS").

Anchor National may also advertise the rating and other information assigned to it by independent industry ratings organizations. Some of those organizations are A.M. Best Company ("A.M. Best"), Moody's Investor's Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of our financial strength and performance in comparison to others in the life and health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurer's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Variable Portfolios.

----------------------------------------------------------------
----------------------------------------------------------------
                               OTHER INFORMATION
----------------------------------------------------------------
----------------------------------------------------------------

Anchor National is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, Anchor National redomesticated under the laws of the state of Arizona.

Anchor National and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, CalAmerica Life Insurance Company, SunAmerica National Life Insurance Company, SunAmerica Asset Management Company, Imperial Premium Finance, Inc., Resources Trust Company, and six broker-dealers, specialize in retirement savings and investment products and services. Business focuses include; fixed and variable annuities, mutual funds, premium finance, broker-dealer services and trust administration services.

THE SEPARATE ACCOUNT
Anchor National established a separate account, Variable Annuity Account Seven ("Separate Account"), under Arizona law on August 28, 1998. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

Anchor National owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by Anchor National. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of Anchor National.

THE GENERAL ACCOUNT

Money allocated to the fixed account options goes into Anchor National's general account. The general account consists of all of Anchor National's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any Anchor National contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

DISTRIBUTION OF THE CONTRACT

Registered representatives of broker-dealers sell the contract. We pay commissions to these representatives for the sale of the contracts. We do not expect the total commissions to exceed 5% of your Purchase Payments. We may also pay a bonus to representatives for contracts which stay active for a particular period of time, in addition to standard commissions. We do not deduct commissions paid to registered representatives directly from your Purchase Payments.

From time to time, we may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell, or are expected to sell, certain minimum amounts of the contract, or other contracts offered by us. Promotional incentives may change at any time.

SunAmerica Capital Services, Inc., 733 Third Avenue, 4th Floor, New York, New York 10017 distributes the contracts. SunAmerica Capital Services is an affiliate of Anchor National, is registered as a broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of this contract.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at 1-877-999-9205, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

YEAR 2000

We rely significantly on computer systems and applications in our daily operations. Many of our systems are not presently year 2000 compliant, which means that because they have historically used only two digits to identify the year in a date, they will fail to distinguish dates in the "2000s" from dates in the "1900s." Anchor National's business, financial condition and results of operations could be materially and adversely affected by the failure of our systems and applications (and those operated by third parties interfacing with our systems and applications) to properly operate or manage these dates.

Anchor National has a coordinated plan to repair or replace these noncompliant systems and to obtain similar assurances from third parties interfacing with our systems and applications. In fiscal 1997, the Company's recorded a $6.2 million provision for estimated programming costs to repair noncompliant systems. Anchor National's management is making expenditures which we expect will ultimately total $5.0 million to replace certain other noncompliant systems. Total expenditures relating to the replacement of noncompliant systems will be capitalized by the Company as software costs and will be paid for over future periods. Both phases of the project are progressing according to plan and we expect to substantially complete them by the end of calendar 1998. We will test both the repaired and replacement systems during calendar 1999.

In addition, we distributed a year 2000 questionnaire to our significant suppliers, distributors, financial institutions, lessors and others we do business with to evaluate their year 2000 compliance plans and state of readiness and to determine how our systems and applications may be affected by their failure to solve their own year 2000 issues. To date, however, we have only received preliminary feedback from such parties and have not independently confirmed any information received from other parties with respect to the year 2000 issues. Therefore, we cannot assure that such other parties will complete their year 2000 conversions in a timely fashion or will not suffer a year 2000 business disruption that may adversely affect our financial condition and results of operations.

Because we expect to complete our year 2000 conversion prior to any potential disruption to our business, we have not developed a comprehensive year 2000 contingency plan. Anchor National closely monitors the progression of its plan for compliance, and if necessary, would devote additional resources to assure the timely completion of our year 2000 plan. If we determine that our business is at material risk of disruption due to the year 2000 issue or anticipate that we will not complete our year 2000 conversion in a timely fashion, we will work to enhance our contingency plans.

The above statements are forward-looking. The costs of our year 2000 conversion, the date which we have set to complete such conversion and the possible risks associated with the year 2000 issue are based on our current estimates and are subject to various uncertainties that could cause the actual results to differ materially from our expectations. Such uncertainties include, among others, our success in identifying systems and applications that are not year 2000 compliant, the nature and amount of programming required to upgrade or replace each of the affected systems and applications, the availability of qualified personnel, consultants and other resources, and the success of the year 2000 conversion efforts of others.

LEGAL PROCEEDINGS

There are no pending legal proceeding affecting the Separate Account. Anchor National and its subsidiaries engage in various kinds of routine litigation. In management's opinion, these matters are not of material importance to their respective total assets nor are they material with respect to the Separate Account.

CUSTODIAN

State Street Bank and Trust Company, 255 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the assets of the Separate Account. Anchor National pays State Street Bank for services provided, based on a schedule of fees.

ADDITIONAL INFORMATION

Anchor National is subject to the informational requirements of the Securities and Exchange Act of 1934 (as amended). We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
7 World Trade Center, 13th Fl.
New York, NY 10048

To obtain copies by mail, contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the requested documents are mailed.

Registration Statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statement and its exhibits. For further information regarding the Separate Account, Anchor National and its general account, the Portfolios and the contract, please refer to the registration statement and its exhibits.

The SEC also maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by Anchor National.

----------------------------------------------------------------
----------------------------------------------------------------

                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION
----------------------------------------------------------------
----------------------------------------------------------------


Separate Account..............................      3
General Account...............................      3
Performance Data..............................      4
Income Payments...............................      8
Annuity Unit Values...........................      8
Taxes.........................................     11
Distribution of Contracts.....................     13
Financial Statements..........................     13

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           APPENDIX A - PREMIUM TAXES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Premium taxes vary according to the state and are subject to change without notice. In many states, there is no tax at all. Listed below are the current premium tax rates in those states that assess a premium tax. For current information, you should consult your tax adviser.

                                                              QUALIFIED    NON-QUALIFIED
                           STATE                              CONTRACT       CONTRACT
========================================================================================
California                                                        .50%          2.35%
----------------------------------------------------------------------------------------
District of Columbia                                             2.25%          2.25%
----------------------------------------------------------------------------------------
Kentucky                                                            2%             2%
----------------------------------------------------------------------------------------
Maine                                                               0%             2%
----------------------------------------------------------------------------------------
Nevada                                                              0%           3.5%
----------------------------------------------------------------------------------------
South Dakota                                                        0%          1.25%
----------------------------------------------------------------------------------------
West Virginia                                                       1%             1%
----------------------------------------------------------------------------------------
Wyoming                                                             0%             1%
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      APPENDIX B - MARKET VALUE ADJUSTMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The market value adjustment reflects the impact that changing interest rates have on the value of money invested at a fixed interest rate. The longer the period of time remaining in the term you initially agreed to leave your money in the fixed investment option, the greater the impact of changing interest rates. The impact of the market value adjustment can be either positive or negative, and is computed by multiplying the amount withdrawn, transferred or annuitized by the following factor:

                                            (N/12)
                          [(1+I/(1+J+0.005)]       - 1

        The market value adjustment formula may differ in certain states where:

        I is the interest rate you are earning on the money invested in the fixed investment option;

        J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the fixed investment option; and

        N is the number of full months remaining in the term you initially agreed to leave your money in the fixed investment option.

EXAMPLES OF THE MARKET VALUE ADJUSTMENT

The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to the 10-year fixed investment option at a rate of 7%;

     (2) You make a partial withdrawal of $4,000 when 1 1/2 years (18 months) remain in the 10-year term you initially agreed to leave your money in the fixed investment option (N=18); and

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals.

No withdrawal charges are reflected because your Purchase Payment has been in the contract for seven full years. If a withdrawal charge applies, it is deducted before the market value adjustment. The market value adjustment is assessed on the amount withdrawn less any withdrawal charges.

NEGATIVE ADJUSTMENT

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year fixed investment option is 7.5% and the 3-year fixed investment option is 8.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 8%.

                                                           (N/12)
The market value adjustment factor is = [(1+I)/(1+J+0.005)]       - 1
                                                             (18/12)
                                      = [(1.07)/(1.08+0.005)]        - 1
                                                  (1.5)
                                      = (0.986175)      - 1
                                      = 0.979335 - 1
                                      = - 0.020665

The requested withdrawal amount is multiplied by the market value adjustment factor to determine the market value adjustment:
                        $4,000 X (- 0.020665) = -$82.66

$82.66 represents the market value adjustment that will be deducted from the money remaining in the 10-year fixed investment option.

POSITIVE ADJUSTMENT

Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 1-year fixed investment option is 5.5% and the 3-year fixed investment option is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%.

                                                          (N/12)
The market value adjustment factor is = [(1+I/(1+J+0.005)]       - 1
                                                             (18/12)
                                      = [(1.07)/(1.06+0.005)]        - 1
                                                  (1.5)
                                      = (1.004695)      - 1
                                      = 1.007051 - 1
                                      = + 0.007051

The requested withdrawal amount is multiplied by the market value adjustment factor to determine the market value adjustment:
                         $4,000 x (+0.007051) = +$28.20

$28.20 represents the market value adjustment that would be added to your withdrawal.

--------------------------------------------------------------------------------

   Please forward a copy (without charge) of the Polaris Plus Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)

        ------------------------------------------------------------------------
        Name

        ------------------------------------------------------------------------
        Address

        ------------------------------------------------------------------------
        City/State/Zip


Date:  ------------------------------------   Signed:  ---------------------------------------

   Return to: Anchor National Life Insurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------